SMITH BARNEY INCOME FUNDS
on behalf of
SMITH BARNEY UTILITIES FUND (the "Fund")

Supplement dated February 27, 1998 to
Prospectus dated November 28, 1997


	On February 27, 1998, the Board of Trustees of Smith Barney Income Funds, on the recommendation of the Fund's investment adviser, voted in favor of the following changes and instructed that they be submitted to the Fund's shareholders for their approval at a meeting scheduled to be held on or about May 7, 1998:

1)	Changing the Fund's investment objective so that income
and capital appreciation receive equal consideration; and

2)	Changing the Fund's investment policies by imposing a
target asset allocation of approximately 60% in equity securities and approximately 40% in fixed-income securities while no longer requiring the Fund to invest in equity and debt securities of companies in the utilities industry.

If the foregoing changes are approved by shareholders, the Board of Trustees has voted to implement these additional changes which do not require shareholder consideration:

A)	Increasing the portion of the Fund's assets invested in
high yield securities from a maximum of 10% to a maximum of 25%; and

B)	Changing the Fund's name to the Smith Barney Balanced
Fund.




FD 01421